Cascade Microtech December 2013 Michael Burger, President & CEO Jeff Killian, Vice President & CFO Exhibit 99.1

Safe Harbor and Non-GAAP Measures

This presentation includes “forward-looking” statements within the meaning of the Private Securities
Litigation Reform Act of 1995. All statements other than statements of historical fact made in this presentation are forward-looking including, among others, statements regarding: anticipated growth of
Cascade Microtech (the “Company”); market opportunities; new products; results of recent acquisitions;
and the Company’s target model. All such statements are only predictions and are based on current expectations, estimates and projections about the Company’s business based in part on assumptions made by management. In evaluating these statements, you should specifically consider various factors, including: changes in demand for the Company’s products; trends in semiconductor R&D spending; the potential failure of expected market opportunities to materialize; potential delays in product introductions or market acceptance; potential loss of customers; general challenges in integrating acquired businesses; and other risks discussed from time to time in the Company’s Securities and
Exchange Commission filings and reports, including the Company’s Annual Report on Form 10-K. Such forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.
Please refer to the Appendix for a description and reconciliation of Non-GAAP financial measures used in this presentation: EBITDAS and adjusted EBITDAS.

Cascade Microtech at a Glance

Cascade Microtech, Inc. (NASDAQ: CSCD) is a
worldwide leader in precision mechanical,
electrical measurements which aid in the test of
integrated circuits (ICs), optical devices and
other small structures
Founded in 1983
Headquartered in Beaverton, OR
>400 employees worldwide
Dominant market share in our target markets
– Focused on research and engineering
communities within the semiconductor
market
– The majority of all new processes and
device types are characterized using
Cascade Microtech products
Last twelve months (LTM) Revenue of $116M
with 6% year on year growth
LTM Adjusted EBITDAS of $14M with 16% year
on year growth
Engineering Test
Systems
Production Test
Systems
Engineering Probes
Production Probe
Cards
Note: Revenue and adjusted EBITDAS do not include the impact of ATT Systems; includes RTP from Aug 1, 2013.
(1) Adjusted EBITDAS is a non-GAAP measure, please refer to the Appendix for a reconciliation of this non-GAAP measure.
We operate our business in two segments:
Probes and Systems
(1)

New product introductions and recent acquisitions drive segment SAM expansion
Strong revenue growth, expanding margins and cash flows with no debt
Diversified blue-chip customers across major capex spenders
Global service and support infrastructure aligned to customer locations
Critical enabler of next generation process technologies
Investment Highlights

Management team with a track record of execution and innovation
Product portfolio well-suited to solve customers’ most complex test challenges

Cascade team capable of leveraging deep industry and operations expertise to drive results
Cascade Microtech’s Seasoned Leadership

Michael Burger
President & CEO
Appointed President and CEO in 2010
Member of Board of Directors
CEO experience: Merix
Steven Harris
Executive Vice President
Appointed EVP in June 2009
Former Vice President of Research & Development at Electro Scientific Industries
Served in a variety of product development and engineering positions at Tektronix
Ellen Raim
Vice President, HR
Joined Cascade Microtech as Vice President of Human Resources in 2010
Served as Vice President of Human Resources at Electro Scientific Industries
Former Director of World Wide Talent Acquisition at Intel
Steve Mahon
Vice President,
Operations
Joined Cascade Microtech as Vice President of Operations in 2010
Served as director of process engineering at TriQuint Semiconductor
Former fabrication manager of Electronic Designs
Debbora Ahlgren
Vice President, Marketing
Joined Cascade Microtech as Vice President of Marketing in 2012
Served as Vice President of Marketing at the CBA Group
Former Senior Vice President of Sales and Marketing for OptimalTest
Appointed CFO in 2010
Joined Cascade Microtech as Director of Finance in 2008
Held various position at TriQuint Semiconductor including treasurer, corporate controller
Jeff Killian
Vice President & CFO
Robert Selley
Vice President, Sales &
Service
Joined Cascade Microtech as Vice President of Sales and Service in 2013
Led the internationals sales organizations at both Apcon and ONPATH Technologies
Served as Director of Sales Operations at Electro Scientific Industries

What is Wafer Probing?

On-wafer testing is a growing
requirement
– Identifies and characterizes
performance on the wafer
– Enables significantly
improved yield
– More cost effective than
packaged test
Advanced packaging
accelerates trend
– Cascade Microtech enables
new developments at the
wafer level
Customer Wafer
Cascade Systems
Cascade Probes
Contacting a
Customer Circuit
Wafer probing refers to the functional
testing of semiconductor devices while
they are still in wafer form

A Strong History of Innovation
2010
First multi-contact
probe for small pads
Acquires Test Division
of SUSS MicroTec
2000 1990
HP invests in
MicroChamber™
environment
First RF-capable GHz probe
card Infinity Probe®
introduced
1980
First 18 GHz µw probe
1995
First double-sided probe
system HF chucks for up
to 200 GHz
Alessi acquired for FA
1/f noise measurement system
First HP device
characterization system
DC/RF parametric probe card
New 300 mm on-wafer prober
1985
First submicron probe
holder
2005
300 mm ‘vertical probe’ system
First WLR system for 300 mm
BlueRay high-speed production
prober
ProbeShield® technology
Acquires Aetrium’s Reliability
Test Business
Acquires ATT Test Systems
2013

Accelerating the Need for Cascade Microtech Products

Consumer Trends Fuel Growth Opportunities
Wireless Devices
• High-frequency RF
• Shrinking geometries
• Lower voltages
• Power
Higher data rates
More data
Consumer Devices
• Faster digital interfaces
• Video
• IC packaging innovation
Integration of functions
Shrinking geometries
Green Power Devices
• Higher voltages
• Higher current
• Reliability
• LED
Lower cost of test
Computing Devices
• Faster buses
• Shrinking geometries
• Device integration
• Power
Measurement
diversification
Accelerating the Need for Cascade Microtech’s Products

22 nm
Cascade Microtech Growth Funnel
Production (FAB)
90 nm 65 nm 32/45 nm 28 nm
1   Silicon
Process nodes
Technology integration & materials
Device designs
Wafer diameter
450 mm
20 nm
14 nm
5 nm
HKMG
FinFET
RF-CMOS
Growth funnel driven by
-
New process nodes
-
New technology integrations and materials
-
New device structures and device designs
-
New wafer geometries

Advanced packages
Microbump
TSV
st

Products Cover Entire Semiconductor Lifecycle
Production (FAB) Assembly & Test 1   Silicon Virtual design
Support pre-production and validation activities
Engineering Products
Support application or production flow
Production Products

Engineering Probes
Engineering Probe Stations
Reliability Test Products
Production Probe Cards
Production Probers
(HBLED & High Power)
st
Thermal
Systems

QUALCOMM SanDisk MEDIATEK LSI
AVAGO TECHNOLOGIES MARVELL NVIDIA XILINX
ALTERA BROADCOM

intel SAMSUNG TEXAS INSTRUMENTS hynix
TOSHIBA ST AMD freescale semiconductor
infineon NXP RENESAS NEC
TDK EPCOS IBM FUJITSU CREE
PHILIPS LUMILEDS

tsmc UMC GLOBALFOUNDRIES SMIC

imec SEMATECH MiPlaza NDL
Selete leti CMC MICROSYSTEMS Sandia National Laboratories

TU Graz Graz University of Technology GT THE UNIVERSITY OF MELBOURNE UNIVERSITEIT GENT
KAUST HARVARD

ASET UTAC STATSChipPAC Amkor Technology
Carsem SPIL
ASAT ISE Lab, Inc. TEST LAB

CascadeMicrotech

Outstanding Customers in All Major Sectors

Fabless Government/Institute Research
Integrated Device Manufacturer
University Research
Subcons
Foundry
The Who’s Who of the semiconductor industry with minimal concentration

ACCRETECH
TEL
SIGNATONE
STARLAB
QualiTau
Vector

GigaTest Labs
Picoprobe

FormFactor
JEM
Korea Instrument Co., Ltd.
MICROPROBE
MJC
SV TCL
TECHNOPROBE

CascadeMicrotech

Market Industry Participants Market Share Comments
Systems
Engineering
Probes
Production
Probe Cards
Focused primarily on engineering
applications
Accretech and TEL not competitors
Production platforms aimed at HB-LED
and Power markets
Significant long term opportunity in 450mm
Relatively small, but stable market
Addresses nearly all of the market and has
50% share today
Large, highly-fragmented market
Do not compete in memory
CSCD focuses only on advanced test
Strong position in RF with leading global
semiconductor vendors
Large opportunity in SoC
Significant Market Opportunities
Growth &
acquisitions
$654M
$210M
$100M
$310M
TAM SAM
$39M
$35M
TAM SAM
$1.2B
$59M
TAM SAM

CM300 300mm lab probe station
– Scalable configurations with enhancement roadmap
– Semi- or fully- automated
– New Velox™ test automation software
– Announced January, 2013; Units shipped to customers
APS200TESLA fab prober (Power)
– Advanced power IC testing with safety and anti-arcing technology
– Addressing an emerging $20 billion IC market; $60 million SAM
– 3”-, 4”-, 6”- and 8”- wafer capable, production prober
– Capable of withstanding up to 10.5 kV and 400 Amps
– Announced in Q2 2012; First shipments in Q3 2013
SMART150 lab probe station
– Protect extensive installed base of manual probe stations
– Address customer pain points with focused applications (mmW, RF, others)
– Flexibility and scalability through upgradeable configurations
– Announced in Q3 2012; Now shipping in volume

New Products, Expanding Markets
New products are aligned with market/customer requirements and expand Cascade’s SAM

Acquisitions:
Aetrium’s RTP Products & ATT Systems
Closing Date
Purchase Price
LTM Revenue
LTM EBITDA
Valuation Multiple
Year Founded
Headquarters
Aetrium’s Reliability Test Products ATT Test Systems
10/1/13 7/31/13
2001 First Product released in 1998
Munich, Germany North St. Paul, MN
$2.4M in cash
Additional $1.0M upon achievement of
certain milestones
$10.3M
(2)
$3.3M
(1)
$0.6M
(1)
1.0x LTM Revenue
6.0x LTM EBITDA
$26.9 M
$11.2M in cash at close
$1.0M deferred cash payment
1.6M shares of CSCD Stock
~2.6x LTM Revenue
~6.2x LTM EBITDA
$4.4M
(2)
(1) Based on Aetrium 8-K filed July 31, 2013. EBITDA based on GAAP operating income.
(2) Annualized using the unaudited 11 months ending October 1, 2013 14
Business
Description
Offers package- and wafer-level reliability
solutions for wafer process technologies
A leading manufacturer of advanced thermal
systems used in testing of semiconductor wafers
Strategic Rationale
Expands wafer-level reliability (WLR) test
capabilities
Enables Cascade to offer complete WLR solution
Leverage Cascade’s sales channel and global
support organization to drive additional revenue
Accelerates development of next-generation
system products with thermal capabilities
Current installed base of 1,500+ systems
Lowers product cost through vertical integration
of high-cost components

XILINX
SanDisk
intel
QUALCOMM
AMD
ALTERA
NVIDIA
LSI
BROADCOM
LUMILEDS
TEXAS INSTRUMENTS
freescale
CREE
IBM
NXP
ST
infineon
MEDIATEK
hynix
SAMSUNG
TDK
EPCOS
TOSHIBA
SMIC
FUJITSU
tsmc
RENESAS
UMC
NEC
Avago

CascadeMicrotech

Global Support Infrastructure Aligned with Customer Centers

• Coverage of all major engineering & production areas worldwide
• Over 1,700 active customers
• Nearly 8,000 probe stations installed worldwide
• Cascade Microtech Certified Pre-owned business launched in 2012
Headquarters
Beaverton, OR
Manufacturing,
Customer Operations
North St Paul, Minnesota
Reliability Test Products
Munich, Germany
ATT Systems &
Customer Operations
Dresden, Germany
Manufacturing
Japan
Customer Operations
Shanghai
Customer Operations
Taiwan
Customer Operations
Singapore
Customer Operations

Key Financials

Financial Highlights
Strong Growth
Complementary acquisitions expected to accelerate growth; achieved 30% revenue CAGR from
2009 to 2012
Improving Margins
Success model goals of 50% gross margins and 20% EBITDAS;
Generated 45% gross margins and 12% Adjusted EBITDAS margins over LTM (9/30/13)
Commitment to
Investing in R&D
Continued investment in R&D further builds upon technology leadership position
Stable Revenue
with Consistent
Profitability
Revenue has been much less cyclical than broader semi cap equipment industry
Positive earnings for last 8 consecutive quarters
Strong Balance
Sheet
Strong cash position with no debt

Newly introduced products expected to contribute to long-term growth
Minimal CapEx requirements
(1)
(1)
(1)
EBITDAS and Adjusted EBITDAS are non-GAAP measures, please refer to the Appendix for a reconciliation of these non-GAAP measures.

$120
$100
$80
$60
$40
$20
$-
$93
$105
$113
$116
2010
2011
2012
LTM
(9/30/13)

$16
$14
$12
$10
$8
$6
$4
$2
$-
$3
$7
$14
$14
2010
2011
2012
LTM
(9/30/13)(1)

$0.60
$0.40
$0.20
$0.00
($0.20)
($0.40)
($0.60)
$0.42
$0.43
($0.57)
($0.26)
2010
2011
2012
LTM
(9/30/13)

Track Record of Revenue Growth and Profitability

Revenue Adjusted EBITDAS
2010: Strong recovery with market
improvement and M&A
2011: Growth outpaced the market and
totaled 13%
2012: Consistently strong performance
quarter over quarter
2013: Record Q3 and LTM revenue
EPS
(1)
(2)
Note: Graphs do not include the impact of ATT Systems.
Note: LTM Revenue represents the revenue for the 4 consecutive quarters ending 9/30/2013
(1)
Adjusted EBITDAS is a non-GAAP measure, please refer to the Appendix for a reconciliation of this non-GAAP measure
(2)
Earnings per share (EPS) shown is diluted EPS from continuing operations

Strong Balance Sheet

$21 million in cash
and investments
Debt free
$10 million revolving
credit facility
(1)
Pro forma (PF) based on 8K/A filed December 2013
Note: 3/31/10 is first quarter after Suss Microtech acquisition cost of $15.6M in cash and
0.7M shares of Cascade Microtech stock
Assets 3/31/2010 12/31/2011 12/31/2012 9/30/2013 PF
(1)
Cash and Investments $23 $15 $23 $32 $21
Accounts Receivable 13 24 21 18 19
Inventory 22 24 24 23 26
Prepaid and other current 5 5 4 3 4
Total Current $63 $68 $72 $76 $70
Fixed Assets 12 9 8 7 7
Goodwill & purchased Intangibles 5 3 3 4 30
Other Assets 3 3 2 2 2
Total Assets
$83 $83 $85 $89 $109
Liabilities
Accounts Payable $5 $6 $6 $6 $6
Accrued Liabilities 6 8 7 6 7
Other Current Liabilities 1 6 3 1 1
Total Current Liabilities $12 $20 $16 $13 $14
Other Long-Term Liabilities 4 4 3 3 8
Total Liabilities
$16 $24 $19 $16 $22
Shareholders' Equity
Equity
67 59 66 73 87
Total Liabilities and Equity
$83 $83 $85 $89 $109

Attractive Margin Structure

2010 2011 2012
Q1
2013
Q2
2013
Q3
2013
Revenue 100% 100% 100% 100% 100% 100%
Gross
Margin
38% 40% 44% 42% 47% 48%
Adjusted
EBITDAS(1)
3% 7% 12% 9% 14% 13%
Target
Success
Model
100%
50%
20%
Poised to leverage growth driven by new products and market expansion
Supply chain efficiencies
Channel leverage
(1) Adjusted EBITDAS is a non-GAAP measure, please refer to the Appendix for a reconciliation of this non-GAAP measure.

Investment Highlights

Critical enabler of next generation process technologies Critical enabler of next generation process technologies
Strong revenue growth and cash flows with expanding margins Strong revenue growth and cash flows with expanding margins
Management team with a track record of execution and innovation Management team with a track record of execution and innovation
Diversified blue-chip customers across major capex spenders
New product introductions and recent acquisitions drive segment SAM expansion
Global service and support infrastructure aligned to customer locations
Product portfolio well-suited to solve customers’ most complex test challenges

Appendix

Appendix:  Reconciliations of GAAP to
Non-GAAP Financial Measures
In this presentation we use the following Non-GAAP financial measures, which we define in this Appendix and reconcile to GAAP financial measures : EBITDAS and Adjusted
EBITDAS.
Definitions:
– EBITDAS is defined as operating income from continuing operations before depreciation and amortization and stock-based compensation. EBITDAS should not be construed as a substitute for net income or net cash provided by (used in) operating activities (all as determined in accordance with GAAP) for the purpose of analyzing the Company’s operating performance, financial position and cash flows, as EBITDAS is not defined by GAAP. However, the Company regards EBITDAS as a complement to net income and other GAAP financial performance measures, including an indirect measure of operating cash flow.
– Adjusted EBITDAS is defined as operating income from continuing operations before depreciation and amortization and stock-based compensation and certain other items (adjustments) such as restructuring, facility move and project costs, and acquisition related expenses that the Company believes are not representative of its ongoing operating performance. Adjusted EBITDAS should not be construed as a substitute for net income or net cash provided by (used in) operating activities (all as determined in accordance with GAAP) for the purpose of analyzing the Company’s operating performance, financial position and cash flows, as adjusted EBITDAS is not defined by GAAP.
However, the Company regards adjusted EBITDAS as a complement to net income and other GAAP financial performance measures, including an indirect measure of operating cash flow.

Reconciliation of Pro Forma to GAAP

Twelve Months Ended
December 31,
2013 Quarterly Data
Nine Months Ended
September 30,
Twelve Months Ended
September 30,
2010 2011 2012 Q1 2013 Q2 2013 Q3 2013 2012 2013 2012 2013
Revenue 92,597      104,610    112,962    27,471      30,307      28,197      82,594      85,975      109,892    116,343
Reconciliation to EBITDAS
Income (Loss) from Operations (8,108)       (4,190)       7,557         1,041         2,517         1,571         5,273         5,129         6,388         7,413
Depreciation and Amortization 4,374         4,559         4,629         1,200         1,176         1,146         3,407         3,522         4,505         4,744
Stock Based Comp 1,836         1,853         1,459         334            538            343            1,136         1,215         1,528         1,538
EBITDAS (1,898)       2,222        13,645      2,575        4,231        3,060        9,816        9,866        12,421      13,695
EBITDAS % -2.0% 2.1% 12.1% 9.4% 14.0% 10.9% 11.9% 11.5% 11.3% 11.8%
Reconciliation to Adjusted EBITDAS
EBITDAS (1,898)       2,222         13,645      2,575         4,231         3,060         9,816         9,866         12,421      13,695
Restructuring 2,684         3,418         -             -             112            -             -             112            3                112
Acquisition and Acquisition Related 2,056         -             -             -             -             627            -             627            -             627
Facility Consolidation and Other 23              1,174         -             -             -             -             -             -             41              -
Adjusted EBITDAS 2,865        6,814        13,645      2,575        4,343        3,687        9,816        10,605      12,465      14,434
Adjusted EBITDAS % 3.1% 6.5% 12.1% 9.4% 14.3% 13.1% 11.9% 12.3% 11.3% 12.4%